                                 AMENDMENT NO. 3
                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated February 1, 1999, by and among AIM Variable Insurance Funds, a Delaware Trust, A I M Distributors, Inc., a Delaware corporation, Sage Life Assurance of America, Inc. ("Sage Life"), a Delaware life insurance company and Sage Distributors, Inc., is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                       SEPARATE ACCOUNTS     CONTRACTS FUNDED BY
 FUNDS AVAILABLE UNDER THE POLICIES   UTILIZING THE FUNDS   THE SEPARATE ACCOUNTS
 ----------------------------------   -------------------   ---------------------
         (SERIES I SHARES)             The Sage Variable    -    Asset I
AIM V.I. Core Equity Fund              Annuity Account A
AIM V.I. Government Securities Fund                         -    Asset II
AIM V.I. International Growth Fund
AIM V.I. Money Market Fund
AIM V.I. Premier Equity Fund

         (SERIES I SHARES)             The Sage Variable    -    Life Asset I
AIM V.I. Core Equity Fund                Life Account A
AIM V.I. Government Securities Fund
AIM V.I. International Growth Fund
AIM V.I. Money Market Fund
AIM V.I. Premier Equity Fund

         (SERIES I SHARES)             The Sage Variable    -    Sage Choice
AIM V.I. Money Market Fund             Annuity Account A
AIM V.I. Premier Equity Fund                                -    Sage Select

         (SERIES II SHARES)                                 -    Sage Plus
AIM V.I. Core Equity Fund
AIM V.I. Global Utilities Fund                              -    Sage Freedom
AIM V.I. Government Securities Fund
AIM V.I. International Growth Fund
AIM V.I. New Technology Fund
AIM V.I. Premier Equity Fund

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective: May 1, 2003

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Nancy L.. Martin            By: /s/ Carol F. Relihan
        -----------------------------       ------------------------------------
Name: Nancy L. Martin                   Name: Carol F. Relihan
Title: Assistant Secretary              Title: Senior Vice President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Nancy L. Martin             By: /s/ Michael J. Cemo
        -----------------------------       ------------------------------------
Name: Nancy L. Martin                   Name: Michael J. Cemo
Title: Assistant Secretary              Title: President


                                        SAGE LIFE ASSURANCE OF AMERICA, INC.


Attest: /s/ James F. Bronsdon           By: /s/ Robin I. Marsden
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        SAGE DISTRIBUTORS, INC.


Attest: /s/ James F. Bronsdon           By: /s/ Robin I. Marsden
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        2